Exhibit 10.4

                     AMENDMENT TO THE
            CENTURY TELEPHONE ENTERPRISES, INC.
            STOCK BONUS PLAN, PAYSOP AND TRUST

STATE OF LOUISIANA

PARISH OF OUACHITA


     BE IT KNOWN, that on this 11th day of July, 1995, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:
     PERSONALLY CAME AND APPEARED:
     Century Telephone Enterprises, Inc., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer.
     WHEREAS, Sections 12.2 and 12.3 were inadvertently omitted from the 1994 Amendment and Restatement of the Century Telephone Enterprises,
Inc. Stock Bonus Plan, PAYSOP and Trust;
     NOW, THEREFORE, the following amendment is hereby made to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and
Trust, effective as if included in the 1994 Amendment and Restatement of the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust:
     Insert Sections 12.2 and 12.3 in the Table of Contents, as follows:
          "12.2 Voting Rights
           12.3 Rights on Tender or Exchange Offer"

     Insert Sections 12.2 and 12.3 in the Plan as follows:

     "12.2 Voting Rights.

          Each Participant in the Plan (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this Section 12.2, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall be entitled to direct the Plan and Trustee as to the manner in which Company Stock allocated to the Account or Accounts of such Participant (but excluding any PAYSOP Tax Credit Account of the Participant which is treated under
     Section 17.5(e)) is to be voted on each matter brought before an annual or special stockholders' meeting of the Employer. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Participant (or beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of stock allocated to such Participant's Account or Accounts shall be voted on each such matter. Upon timely receipt of such directions the Trustee shall on each such matter vote as directed the number of votes attributable, as provided below, to such Participant.

          The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer and its affiliates.

          The number of votes attributable to each Participant shall be determined as follows:

          (i) first, the total number of votes attributable to Company Stock owned by the Plan (excluding the PAYSOP portion thereof), shall be determined;

          (ii) second the number of votes determined under
               (i), above, shall be attributed to each
               Participant, in the ratio which the number of shares allocated to such Participant's Account or Accounts (excluding the PAYSOP Tax Credit
               Account of the Participant) as of the
               immediately preceding Valuation Date bears to the total number of shares owned by the Plan (excluding the PAYSOP portion thereof) as of such date.

          Each Participant, as a named fiduciary, shall also be entitled to separately direct the vote (excluding any votes attributable to PAYSOP Tax Credit Accounts of Participants) of a portion of the number of votes with respect to which a signed voting-direction instrument is not timely received from the Participants and a portion of the number of votes with respect to any shares of stock not then allocated to Accounts of Participants ("Undirected Votes"). Such direction with respect to each Participant who timely elects to direct the vote of Undirected Votes as a named fiduciary shall be with respect to a number of Undirected Votes equal to the total number of Undirected Votes multiplied by a fraction, the numerator of which is the total number of votes attributable to such Participant and the denominator of which is the total number of votes attributable to all Participants who timely elect to vote Undirected Votes as a named fiduciary.

     12.3 Rights on Tender or Exchange Offer.

          Each Participant (or, in the event of the Participant's death, the Participant's beneficiary) is, for purposes of this
     Section 12.3, hereby designated a "named fiduciary" within the meaning of Section 403(a)(1) of ERISA and shall have the right, to the extent of the number of shares of Company Stock allocated to such Participant's Account or Accounts (including a PAYSOP Tax Credit Account of the Participant), to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to shares of Company
     Stock. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or beneficiary) such information as will be distributed to stockholders of the Employer in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares of Company Stock allocated to such Participant's Account or Accounts. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or employees of the Employer or any affiliate; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, an affiliate or any employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person including employees, officers and directors of the Employer and its affiliates. If the Trustee shall not receive timely instruction from a Participant (or beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant has the right of direction. Each Participant, as a named fiduciary, shall also be entitled to separately direct the tender of a portion of the shares of Company Stock not allocated to Accounts of Participants. Such direction shall be with respect to the number of such unallocated shares of Company Stock multiplied by a fraction, the numerator of which is the total shares of Company Stock allocated to the Participant's Account or Accounts and the denominator of which is the total number of shares of Company Stock which are allocated to the Accounts of all Participants. In effecting the foregoing, to the extent possible, the Trustee shall tender or exchange shares of Company Stock entitled to one vote per share prior to shares of Company Stock having greater than one vote per share.

     THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearers and me, Notary, after reading of the whole.

WITNESSES:                       CENTURY TELEPHONE ENTERPRISES, INC.

/s/ Sandra B. Post
_____________________            By:  /s/ R. Stewart Ewing, Jr.
                                     _________________________________
                                     R. Stewart Ewing, Jr.,
/s/ Marta L. Cole                    Senior Vice President and
_____________________                  Chief Financial Officer


                       /s/ Kathy Tettleton
                  ___________________________________
                          Notary Public


                 ACCEPTANCE OF AMENDMENT BY TRUSTEE


STATE OF LOUISIANA

PARISH OF OUACHITA


     On this 11th day of July, 1995,

     BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:
              REGIONS BANK OF LOUISIANA
which declared that it is appearing herein for the purpose of accepting and it does hereby accept the amendment to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust adopted by the Settlor on
July 11, 1995.

     THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

WITNESSES:                    REGIONS BANK OF LOUISIANA

/s/ Joyce Barnes                  /s/ William W. Keith
______________________        By:______________________________
                                  William W. Keith, Executive Vice
                                   President and Trust Officer
/s/ Michelle L. Allen
______________________

                     Cathy M. Yelverton
                   _______________________________
                          Notary Public